Exhibit 32.2
CERTIFICATION UNDER SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report on Form 10-K for the year ended December 31, 2015 as filed by Las Vegas Sands Corp. with the Securities and Exchange Commission on the date hereof (the “Report”), I certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Las Vegas Sands Corp.

Date:	February 26, 2016	By:	/S/ PATRICK DUMONT
Name: Patrick Dumont Title: Senior Vice President, Corporate Finance and Strategy (Principal Financial Officer)